                          POWER OF ATTORNEY

          The undersigned, CHARLES R. LEE constitutes and appoints

STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, and JAY L.

HABERLAND, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution,

for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the UT

Automotive Savings Plan for Hourly, Management-Represented Employees

as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to

Plan participants of the right to acquire shares of Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/Charles R. Lee/s
                         Charles R. Lee

                         Date:  December 3, 1996

                           POWER OF ATTORNEY

          The undersigned, ROBERT F. DEE constitutes and appoints

STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, and JAY L.

HABERLAND, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution,

for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the UT

Automotive Savings Plan for Hourly, Management-Represented Employees

as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to

Plan participants of the right to acquire shares of Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/Robert F. Dee/s
                         Robert F. Dee

                         Date:  December 3, 1996

                           POWER OF ATTORNEY

          The undersigned, PEHR G. GYLLENHAMMAR constitutes and

appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

and JAY L. HABERLAND, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him in any and all capacities, to sign a

Registration Statement under the Securities Act of 1933, as amended,

with respect to the offer and sale of securities pursuant to the terms of the UT Automotive Savings Plan for Hourly, Management-Represented

Employees as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to Plan participants of the right to acquire shares of

Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/Pehr G. Gyllenhammar/s
                         Pehr G. Gyllenhammar

                         Date:  December 3, 1996

                           POWER OF ATTORNEY

          The undersigned, CHARLES W. DUNCAN, JR. constitutes and

appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

and JAY L. HABERLAND, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him in any and all capacities, to sign a

Registration Statement under the Securities Act of 1933, as amended,

with respect to the offer and sale of securities pursuant to the terms of the UT Automotive Savings Plan for Hourly, Management-Represented

Employees as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to Plan participants of the right to acquire shares of

Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/Charles W. Duncan, Jr./s
                         Charles W. Duncan, Jr.

                         Date:  December 3, 1996

                           POWER OF ATTORNEY

          The undersigned, ROBERT F. DANIELL constitutes and appoints

STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, and JAY L.

HABERLAND, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution,

for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the UT

Automotive Savings Plan for Hourly, Management-Represented Employees

as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to

Plan participants of the right to acquire shares of Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/Robert F. Daniell/s
                         Robert F. Daniell

                         Date:  December 3, 1996
PAGE

                           POWER OF ATTORNEY

          The undersigned, ANTONIA HANDLER CHAYES constitutes and

appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

and JAY L. HABERLAND, and each of them, as her true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for her in any and all capacities, to sign a

Registration Statement under the Securities Act of 1933, as amended,

with respect to the offer and sale of securities pursuant to the terms of the UT Automotive Savings Plan for Hourly, Management-Represented

Employees as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to Plan participants of the right to acquire shares of

Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/Antonia Handler Chayes/s
                         Antonia Handler Chayes

                         Date:  December 3, 1996

                           POWER OF ATTORNEY

          The undersigned, FRANK P. POPOFF constitutes and appoints

STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, and JAY L.

HABERLAND, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution,

for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the UT

Automotive Savings Plan for Hourly, Management-Represented Employees

as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to

Plan participants of the right to acquire shares of Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/Frank P. Popoff/s
                         Frank P. Popoff

                         Date:  December 3, 1996

                           POWER OF ATTORNEY

          The undersigned, HOWARD H. BAKER constitutes and appoints

STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, and JAY L.

HABERLAND, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution,

for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the UT

Automotive Savings Plan for Hourly, Management-Represented Employees

as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to

Plan participants of the right to acquire shares of Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                         s/Howard H. Baker/s
                         Howard H. Baker

                         Date:  December 3, 1996

                           POWER OF ATTORNEY

          The undersigned, GEORGE DAVID constitutes and appoints

STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, and JAY L.

HABERLAND, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution,

for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the UT

Automotive Savings Plan for Hourly, Management-Represented Employees

as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to

Plan participants of the right to acquire shares of Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/George David/s
                         George David

                         Date:  December 3, 1996

                           POWER OF ATTORNEY

          The undersigned, H. A. WAGNER constitutes and appoints

STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, and JAY L.

HABERLAND, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution,

for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the UT

Automotive Savings Plan for Hourly, Management-Represented Employees

as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to

Plan participants of the right to acquire shares of Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/H. A. Wagner/s
                         H. A. Wagner

                         Date:  December 3, 1996

                           POWER OF ATTORNEY

          The undersigned, JACQUELINE G. WEXLER constitutes and

appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL,

and JAY L. HABERLAND, and each of them, as her true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution, for her in any and all capacities, to sign a

Registration Statement under the Securities Act of 1933, as amended,

with respect to the offer and sale of securities pursuant to the terms of the UT Automotive Savings Plan for Hourly, Management-Represented

Employees as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to Plan participants of the right to acquire shares of

Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/Jacqueline G. Wexler/s
                         Jacqueline G. Wexler

                         Date:  December 3, 1996

                           POWER OF ATTORNEY

          The undersigned, ROBERT H. MALOTT constitutes and appoints

STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, and JAY L.

HABERLAND, and each of them, as his true and lawful attorneys-in-fact and agents, each with the power of substitution and resubstitution,

for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended, with respect to the offer and sale of securities pursuant to the terms of the UT

Automotive Savings Plan for Hourly, Management-Represented Employees

as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the offer to

Plan participants of the right to acquire shares of Common Stock under the Plan, and any related notices, consents to service or other documents or instruments, including all amendments thereto, and to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         s/Robert H. Malott/s
                         Robert H. Malott

                         Date:  December 3, 1996